Exhibit 99.1
Ascend Wellness Holdings Signs Definitive Agreements to Issue
$235 Million of Senior Secured Notes
~ Secures funding with 12.75% coupon and a 5-year term ~
~ Net Proceeds to refinance existing Term Loan ~
NEW YORK, July 15, 2024 — Ascend Wellness Holdings, Inc. (“AWH,” “Ascend,” or the “Company”) (CSE: AAWH-U.CN) (OTCQX: AAWH), a multi-state, vertically integrated cannabis operator, is pleased to announce it has received commitments for a private placement of $235 million of its 12.75% Senior Secured Notes due 2029 (the “Notes”). The Notes are expected to be issued at a price of 94.75% of face value (the “Offering”). The Company intends to use the net proceeds of the Notes, together with cash on hand, to prepay $215 million of principal amounts outstanding under its existing term loan (the “Term Loan”). The partial refinancing of the Term Loan through the issuance of new senior secured notes is a strategic move expected to enhance the Company’s financial flexibility and strengthen its balance sheet. The Offering is expected to close on or about July 16, 2024, subject to customary closing conditions.
John Hartmann, CEO of Ascend, commented on the Offering: “We are thrilled to refinance $215 million of our existing term loan 13 months before its maturity. This refinancing marks a significant milestone for Ascend. The 5 year notes financing reflects the confidence our lenders have in our business and growth prospects, while enhancing our financial stability and flexibility. The support from a majority of our existing term loan lenders, including all of our four largest lenders, highlights their trust in our strategic vision. The diversification of the new institutional noteholders reflects the significant progress Ascend has made in broadening its investor base and in expanding the prospective audience of future stakeholders. We remain committed to driving value for our shareholders and expanding our footprint.”
In connection with the Offering, on June 28, 2024, the Company entered into an amendment agreement with the required lenders under its Term Loan, pursuant to which certain terms of the Term Loan were amended to, among other things, permit the issuance of the Notes. The $60 million of principal remaining outstanding under the Term Loan may be carried through to the existing maturity at 9.5% interest.
The Notes will be senior secured obligations of the Company and will bear interest at a rate of 12.75% per annum, payable semi-annually in arrears until their maturity date, unless earlier redeemed or repurchased in accordance with their terms. The Notes will mature on July 16, 2029. At any time and from time to time after the closing of the Offering, the Company may redeem all or a part of the Notes at certain specified redemption prices, including for the first two years at par. The Notes will be irrevocably and unconditionally guaranteed, jointly and severally, on a senior secured basis, by certain of the Company’s subsidiaries (the “Guarantees”). The Notes and the Guarantees will be secured, on a first lien basis, by substantially all assets of the Company and certain of its subsidiaries, subject to certain carveouts. The Notes and the Guarantees will be issued under and governed by an indenture to be entered into on closing of the Offering.
This Offering and related partial refinancing comes on the heels of the Company’s fifth consecutive quarter of generating cash from operations, which the Company announced in their Q1 2024 results. For more information about Ascend, visit www.awholdings.com.

The Notes are being offered on a private placement basis in certain provinces and territories of Canada pursuant to applicable exemptions from the prospectus requirements of Canadian securities laws. The Notes may also be sold in the United States to or for the account or benefit of “U.S. persons” (as defined in the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), on a private placement basis to “qualified institutional buyers” and “accredited investors” pursuant to an exemption from the registration requirements of the U.S. Securities Act, and in such jurisdictions outside of Canada and the United States as may be agreed upon by the Agent and the Company, in each case in accordance with applicable laws. The Notes to be issued will be subject to a customary four-month hold period under Canadian securities laws.
No securities regulatory authority has either approved or disapproved of the contents of this news release. The Notes have not been and will not be registered under the U.S. Securities Act or any state securities laws. Accordingly, the Notes may not be offered or sold within the United States or to or for the account or benefit of “U.S. persons” unless registered under the U.S. Securities Act and applicable state securities laws or pursuant to exemptions from the registration requirements of the U.S. Securities Act and applicable state securities laws. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Seaport Global Securities LLC (the “Agent”) acted as lead financial advisor and sole placement agent for the Notes.
About Ascend Wellness Holdings, Inc.
AWH is a vertically integrated operator with assets in Illinois, Maryland, Massachusetts, Michigan, Ohio, New Jersey, and Pennsylvania. AWH owns and operates state-of-the-art cultivation facilities, growing award-winning strains and producing a curated selection of products for retail and wholesale customers. AWH produces and distributes its in-house Common Goods, Simply Herb, Ozone, Ozone Reserve, Tunnel Vision, and Royale branded products. For more information, visit www.awholdings.com.
Cautionary Note Regarding Forward-Looking Information
This news release includes forward-looking information and statements (together, “forward-looking statements”), which may include, but are not limited to, the plans, intentions, expectations, estimates, and beliefs of the Company. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. Without limiting the generality of the preceding statement, this news release contains forward-looking statements concerning the anticipated issue price of the Notes and closing date for the Offering, and the intended use of proceeds. We caution investors that any such forward-looking statements are based on certain assumptions and analyses made by the Company in light of the experience of the Company and its perception of historical trends, current conditions and expected future developments, and other factors management believes are appropriate.
Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein. Such factors include, among others, the risks and uncertainties identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s other reports and filings with the applicable Canadian securities regulators on its profile on SEDAR+ at www.sedarplus.ca and with the SEC on its profile on EDGAR at www.sec.gov. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such forward-looking statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof, and except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise, except as required by applicable laws.
The Canadian Securities Exchange has not reviewed, approved or disapproved the content of this news release.

Contact
EVP, Investor Relations & Strategy
Rebecca Koar
IR@awholdings.com
(617) 453-4042 ext. 90102
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